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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 2, 1998
                                                  --------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-20803                  74-2644120
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

            1122 Capital of Texas Highway South, Austin, Texas  78746
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                 (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code        (512) 328-1112
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

          Attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated September 2, 1998 which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)      EXHIBITS

          99.1     Press release dated September 2, 1998


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 2, 1998

                                        IXC Communications, Inc.


                                        By:  /s/ Jeffrey C. Smith
                                             -----------------------------------
                                             Jeffrey C. Smith
                                             Senior Vice President,
                                             Secretary and General Counsel




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                                 EXHIBIT INDEX


Exhibit
Number           Description
------           -----------
 99.1            Press release dated September 2, 1998


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